UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 29, 2011
Meade Instruments Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Hubble, Irvine, California	92618

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 451-1450
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
See Item 5.02 below.

Item 3.02	Unregistered Sales of Equity Securities
On June 29, 2011, Meade Instruments Corp. (the “Company”) granted unregistered shares of its Common Stock, $0.01 par value (the “Common Stock”), to its executive officers, Steven G. Murdock and John A. Elwood, in the amounts of 37,500 shares and 25,000 shares, respectively. See Item 5.02 below. These grants were exempt from registration under Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
1. Bonus Target for 2012 Fiscal Year
On June 29, 2011, the employment agreements between Meade Instruments Corp., a Delaware corporation (the “Company”), and each of Steven G. Murdock, the Company’s Chief Executive Officer, and John A. Elwood, the Company’s Chief Financial Officer (collectively, the “Executive Officers”), were amended. These amendments contain the bonus targets for the Company’s fiscal year ending February 29, 2012, and are essentially identical, except the potential bonus amount for Mr. Murdock is higher than for Mr. Elwood.
Each Executive Officer is entitled to a cash bonus if certain targets are achieved. The calculation of such cash bonus amounts shall be determined by the Compensation Committee of the Company’s Board of Directors within the first 60 days of the end of the 2012 fiscal year. For the 2012 fiscal year, the Executive Officers will receive cash bonuses if the Company’s EBITDA for such fiscal year exceeds certain levels as provided in the table below.

EBITDA	Steven Murdock Bonus	John Elwood Bonus
≥ $112,000 < $224,000	$12,500	$8,500
≥ $224,000 < $336,000	$25,000	$17,000
≥ $336,000 < $448,000	$37,500	$25,500
≥ $448,000 < $560,000	$50,000	$34,000
≥ $560,000	$62,500	$42,500
For this purpose, EBITDA means the Company’s net income plus the provision for interest, income taxes and the amount of any non-cash expenses.
2. Restricted Stock Grants
In addition, on June 29, 2011, each of the Executive Officers was granted a restricted stock award (an “Award”) pursuant to the Company’s form of Restricted Stock Award Agreement under the Company’s 2008 Stock Incentive Plan. The Awards to Mr. Murdock and Mr. Elwood were in the amounts of 37,500 shares of Common Stock and 25,000 shares of Common Stock, respectively. Each Award vests in ten equal installments with the first installment vesting on June 29, 2012 and the remainder vesting on each of the next nine consecutive anniversaries; provided, however, if the Company subsequently achieves net income for any fiscal year of the Company (but excluding the Company’s fiscal years 2019, 2020 and 2021), as shown on the Company’s audited consolidated financial statements for such fiscal year, the vesting of the Award shall accelerate such that the number of shares of the Award which are unvested at the end of such fiscal year shall vest in three substantially equal installments over the then next three consecutive anniversaries of the date of the Award.

The amendments to the employment agreements are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and the Restricted Stock Award Agreements are attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K. The above descriptions of the amendments and the Restricted Stock Award Agreements are not complete and are qualified in their entirety by reference to the exhibits.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Title or Description
10.1	Amendment to Employment Agreement dated as of June 29, 2011 between Meade Instruments Corp. and Steven G. Murdock

10.2	Amendment to Employment Agreement dated as of June 29, 2011 between Meade Instruments Corp. and John A. Elwood

10.3	Restricted Stock Award Agreement dated as of June 29, 2011 between Meade Instruments Corp. and Steven G. Murdock

10.4	Restricted Stock Award Agreement dated as of June 29, 2011 between Meade Instruments Corp. and John A. Elwood
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2011	MEADE INSTRUMENTS CORP.
(Registrant)

	By:	/s/ John A. Elwood Senior Vice President — Finance and
Administration, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description
10.1	Amendment to Employment Agreement dated as of June 29, 2011 between Meade Instruments Corp. and Steven G. Murdock

10.2	Amendment to Employment Agreement dated as of June 29, 2011 between Meade Instruments Corp. and John A. Elwood

10.3	Restricted Stock Award Agreement dated as of June 29, 2011 between Meade Instruments Corp. and Steven G. Murdock

10.4	Restricted Stock Award Agreement dated as of June 29, 2011 between Meade Instruments Corp. and John A. Elwood

4